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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

                                   1. CONTRACT ID CODE            PAGE OF PAGES
                                                                    1       4
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
2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.     5. PROJECT NO. (If applicable)
            P00002                      02/11/97              YMECO0-5226-6911
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6. ISSUED BY              CODE    DADA19                 7. ADMINISTERED BY (if other than item 6)   CODE  k29

     DIR OF CONTRACTING WALTER REED AMC                       MARY L. POOLE
     ATTN MCHL 2 BLDG T 20                                    TEL: (202) 782-1416
     6825 16TH STREET NW
     WASHINGTON DC  20307-5000
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8. NAME AND ADDRESS OF CONTRACTOR              Vendor ID: 0003056     [X]  9A. AMENDMENT OF SOLICITATION NO.
   (No., street, county, State and ZIP Code)
     IVF AMERICA                                                           --------------------------------------------------------
                                                                           9B. DATED (SEE ITEM 11)
     ONE MANHATTANVILE RD
     PURCHASE NY 10577-2100                                          --------------------------------------------------------------
                                                                       X   10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                DADA15-96-C-0009
                                                                           --------------------------------------------------------
                                                                           10B. DATED (SEE ITEM 13)
                                                                                12/06/95
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CODE                                  FACILITY CODE
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           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 3 and 15, and returning ___ copies of the amendment; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted;
or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND
DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA          Mod Obligated Amount US     $0.00
    (If required)
    NO COST TO THE GOVERNMENT
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        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
          IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[X]  A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
---       CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
          ITEM 10A.

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     B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
          ADMINISTRATIVE CHANGES (such as changes in paying office,
          appropriation date, etc.)

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 x   C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

               FAR 52-243-5
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     D.   OTHER (Specify type of modification and authority)

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E. IMPORTANT: Contractor [ ] is not,  [x] is required to sign this document and return 2 copies to the issuing office.

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14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

     1. Subject modification is issued to incorporate a Novation Agreement by Far 52-243-5 to change the contractor name from "IVG America, Inc." to IntegraMed America, Inc. One Manhattanville Road, Purchase, New York
          10577-2100.

     2.   Changed to incorporate in the Statement of Work as cited:

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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
15A. NAME AND TITLE OF SIGNER (Type or print)       16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     Donald S. Wood, Ph.D., Vice President               ROLAND THOMAS  K63
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15B. CONTRACTOR/OFFEROR       15C. DATE SIGNED      16B. UNITED STATES OF AMERICA     16C. DATE SIGNED

     /s/ Donald S. Wood         Mar. 17, 1997          By /s/ Roland Thomas                3/31/97
     -----------------------                              -------------------------
     (Signature of person                                 (Signature of Contracting
      authorized to sign)                                          Officer)

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

                            SF 30 CONTINUATION SHEET

2a.  Paragraph C.1.a.3, The Government will furnish supplies to include
     (transfer Catheters) at no cost to the Contractor.

2b. Paragraph C.1.a.7, The Government (Walter Reed Army Medical Center) will not be liable for losses due to a Mission essential activities, or damage to physical facility.

2c. Paragraph C.1.a.9, The Contractor must provide two (2) RN's to serve as coordinators.

2d. Paragraph C.1.b.5, The Government (WRAMC) will also provide Gonadotrogains at no cost to the Contractor.

3.   Changed to incorporate in Section-F, Paragraph F.2, Performance:

     1. Paragraph-1. Services must be performed and available seven (7) days a week and during all holidays an IV Cycle.

     1a. Paragraph-2. Services is changed to "several cycles over an approximate 30 week period."

     1b.  Paragraph-3. Deleted option period 01 November thru 30 November.

4. First option period 01 January 1997 thru 31 December 1997, The directed cost to patient is changed one each line items as cited no cost to the
     Government:

     1.   Line Item #0002aa is changed to: $2350.00 per unit price

     2.   Line Item #0002ab is changed to: $4350.00 per unit price

     3.   Line Item #0002ac is changed to: $2000.00 per unit price

     4.   Line Item #0002ad is changed to: $250.00 per unit price

/////////////////////////////////Last item/////////////////////////////////////


                                       2

                     SUPPLIES OR SERVICES AND PRICES/COSTS

Contractor to supply all labor, materials, equipment, and supervision for developing and staffing an In Vitro Fertilization/Gamete Intra Fallopian Transfer Laboratory at Walter Reed Army Medical Center. All work shall be performed in accordance with the Statement of Work and all terms and conditions of the Contract.


ITEM      DESCRIPTION                              QUANTITY     U/I   UNIT PRICE    AMOUNT
----      -----------                              --------     ---   ----------    ------
0001      BASE YEAR
          01 JANUARY 1996 THRU 31 DECEMBER 1996

0001AA    BASIC In Vitro Fertilization (IVF)        300.00      EA     0.000000       0.00

0001AB    BASIC IVF PLUS INTRACYTOPLASMIC            30.00      EA     0.000000       0.00
          INJECTION (ICSI)

0001AC    GAMETE INTRAFALLOPIAN TRANSFER (GIFT)      60.00      EA     0.000000       0.00

0001AD    BASIC IVF PLUS ASSISTED HATCHING          100.00      EA     0.000000       0.00

0001AE    CRYOPRESERVATION OF EMBRYOS               200.00      EA     0.000000       0.00

0001AF    STORAGE OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0001AG    THAWING OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0002      FIRST OPTION PERIOD 1 JANUARY 1997 THRU
          31 DECEMBER 1997

0002AA    BASIC IVF                                 300.00      EA     0.000000       0.00

0002AB    BASIC IVF PLUS INTRACYTOPLASMIC            30.00      EA     0.000000       0.00
          INJECTION (ICSI)

0002AC    GAMETE INTRAFALLOPIAN TRANSFER (GIFT)      60.00      EA     0.000000       0.00

0002AD    BASIC IVF PLUS ASSISTED HATCHING          100.00      EA     0.000000       0.00

0002AE    CRYOPRESERVATION OF EMBRYOS               200.00      EA     0.000000       0.00

0002AF    STORAGE OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0002AG    THAWING OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0003      SECOND OPTION PERIOD 01 JANUARY 1998

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


ITEM      DESCRIPTION                              QUANTITY     U/I   UNIT PRICE    AMOUNT
----      -----------                              --------     ---   ----------    ------
0003      no

0003      no

0003      (Continued)
           THRU 31 DECEMBER 1998

0003AA    BASIC IVF                                 300.00      EA     0.000000       0.00

0003AB    BASIC IVF PLUS INTRACYTOPLASMIC            30.00      EA     0.000000       0.00
          INJECTION (ICSI)

0003AC    GAMETE INTRAFALLOPIAN TRANSFER (GIFT)      60.00      EA     0.000000       0.00

0003AD    BASIC IVF PLUS ASSISTED HATCHING          100.00      EA     0.000000       0.00

0003AE    CRYOPRESERVATION OF EMBRYOS               200.00      EA     0.000000       0.00

0003AF    STORAGE OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0003AG    THAWING OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0004      THIRD OPTION PERIOD
          01 JANUARY 1999 THRU 31 DECEMBER 1999

0004AA    BASIC IVF                                 300.00      EA     0.000000       0.00

0004AB    BASIC IVF PLUS INTRACYTOPLASMIC            30.00      EA     0.000000       0.00
          INJECTION (ICSI)

0004AC    GAMETE INTRAFALLOPIAN TRANSFER (GIFT)      60.00      EA     0.000000       0.00

0004AD    BASIC IVF PLUS ASSISTED HATCHING          100.00      EA     0.000000       0.00

0004AE    CRYOPRESERVATION OF EMBRYOS               200.00      EA     0.000000       0.00

0004AF    STORAGE OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

0004AG    THAWING OF CRYOPRESERVED EMBRYOS          200.00      EA     0.000000       0.00

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